Exhibit 10.1

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Second Amendment”) dated April 30, 2009, is by and among StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), StoneMor Partners L.P., a Delaware limited partnership (the “Partnership”), StoneMor Operating LLC, a Delaware limited liability company (the “Operating Company”), the Subsidiaries of the Operating Company set forth on the signature pages hereto (together with the Operating Company, each individually a “Borrower” and collectively, the “Borrowers” and together with the General Partner and the Partnership, each individually a “Credit Party” and collectively, the “Credit Parties”), the existing and joining lenders party hereto (collectively, the “Lenders”), and Bank of America, N.A., a national banking association, as Administrative Agent for the benefit of the Lenders (in such capacity, the “Administrative Agent”).

BACKGROUND

A. Pursuant to that certain Amended and Restated Credit Agreement, dated August 15, 2007, by and among the parties hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated November 2, 2007 (as amended, modified or otherwise supplemented from time to time, the “Credit Agreement”), the existing Lenders agreed, inter alia, to extend to the Borrowers (i) a revolving credit facility in the maximum aggregate principal amount of Twenty-Five Million Dollars ($25,000,000), and (ii) an acquisition facility in the maximum aggregate principal amount of Forty Million Dollars ($40,000,000).

B. Borrowers have requested, inter alia, an increase in (i) the size of the Revolving Credit Facility to a maximum aggregate principal amount of Thirty-Five Million Dollars ($35,000,000), with the ability to request further increases thereto in a maximum aggregate principal amount of Ten Million Dollars ($10,000,000), and (ii) the size of the Acquisition Facility to a maximum aggregate principal amount of One Hundred Two Million Eight Hundred Fifty Thousand Dollars ($102,850,000), with the ability to request further increases thereto in a maximum aggregate principal amount of Fifty-Seven Million Dollars ($57,000,000).

C. The commitments for the requested increases being provided pursuant to this Second Amendment are, in part, being provided by the new Lenders party hereto.

D. The existing Lenders are willing to agree to such increases and certain additional amendments, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions.

(a) General Rule. Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

(b) Additional Definitions. The following additional definitions are hereby added to Section 1.01 of the Credit Agreement to read in their entirety as follows:

“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA, less any cash dividends or distributions made by the Partnership to (b) Consolidated Fixed Charges, each as measured for the most recently completed Measurement Period.

“Consolidated Fixed Charges” means, for any period, the sum of (a) the aggregate principal amount of all regularly scheduled principal payments, redemptions or similar acquisitions for value of outstanding Consolidated Funded Indebtedness for such period (but excluding any prepayments or early redemptions or similar acquisitions for value) and (b) Consolidated Interest Charges with respect to Consolidated Funded Indebtedness for such period. All calculations of Consolidated Fixed Charges shall additionally be adjusted on a Pro Forma Basis.

“Equivalent Disposition” means the Disposition by an Borrower to any Person (other than another Borrower) of (i) assets constituting a business unit, (ii) all or a substantial part of the business of any Borrower, or (iii) sufficient capital stock or other Equity Interests of any Borrower so that, after giving effect to such Disposition such Person is no longer a Subsidiary.

“Eurodollar Unavailability Period” means any period of time during which a notice delivered to the Borrower in accordance with Section 3.03 shall remain in force and effect.

“Exclusive Management Agreement” means an agreement pursuant to which a Borrower obtains an exclusive right to manage and control a funeral home or cemetery business of any other Person for a term of not less than one (1) year.

“LIBOR Floor” means 2.00% per annum.

“Maintenance Capital Expenditures” means Capital Expenditures of the Partnership and any of its Subsidiaries other than Capital Expenditures representing amounts paid in connection with (a) improvements which enhance (as opposed to maintain) the value of property, (b) the purchase or construction of mausoleums and (c) Permitted Acquisitions.

“Maturing Senior Notes” means the 7.66% Senior Secured Series A Notes of the Credit Parties due September 20, 2009, in an aggregate principal amount of $80,000,000, issued and originally sold on September 20, 2004 pursuant to, and in accordance with, the Note Purchase Agreement.

“Prime Rate” means the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate.” The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Second Amendment” means the Second Amendment to this Agreement dated April 30, 2009.

“Second Amendment Effective Date” means the date on which the Second Amendment is effective in accordance with its terms.

“2007 Senior Notes” means (a) the 11.00% Senior Secured Series B Notes of the Credit Parties due August 15, 2012, in an aggregate principal amount of $35,000,000, originally sold on August 15, 2007, and (b) the 11.00% Senior Secured Series C Notes of the Credit Parties due August 15, 2012, in an aggregate principal amount of $17,500,000, originally sold on December 21, 2007, each issued pursuant to, and in accordance with, the Note Purchase Agreement.

(c) Amended Definitions. The following definitions from Section 1.01 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

“Applicable Rate” means the applicable percentage per annum set forth below for Eurodollar Rate Loans, Letter of Credit Fees and Base Rate Loans, as determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate at any time received by the Administrative Agent (a) on the Closing Date, or (b) thereafter pursuant to Section 6.02(b):

Applicable Rate
Pricing Level	Consolidated Leverage Ratio	Eurodollar Rate Loans and Letter of Credit Fees	Base Rate Loans
1	< 1.50:1	3.25%	2.25%
2	> 1.50:1 but < 2.50:1	3.75%	2.75%
3	> 2.50:1	4.25%	3.25%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the applicable Start Date; provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 3 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered (until the first Business Day after the date which such Compliance Certificate is actually delivered which demonstrates another Pricing Level is applicable). Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b) and (c).

“Base Rate” means, for any day, a rate per annum equal to the highest of (a) the Prime Rate for such day, (b) the sum of 0.50% plus the Federal Funds Rate for such day and (c) except during a Eurodollar Unavailability Period, the Eurodollar Rate plus 1.00%.

“Commitment Fee Rate” means, at any time, the percentage per annum set forth below for the Commitment Fee, as determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate at any time received by the Administrative Agent (a) on the Closing Date, or (b) thereafter pursuant to Section 6.02(b):

Commitment Fee Rate
Pricing Level	Consolidated Leverage Ratio	Commitment Fee
1	< 1.50:1	0.500%
2	> 1.50:1 but < 2.50:1	0.625%
3	> 2.50:1	0.750%

Any increase or decrease in the Commitment Fee Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the applicable Start Date; provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 3 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered (until the first Business Day after the date which such Compliance Certificate is actually delivered which demonstrates another Pricing Level is applicable). Notwithstanding anything to the contrary contained in this definition, the determination of the Commitment Fee Rate for any period shall be subject to the provisions of Section 2.10(b) and (c).

“Eurodollar Rate” means: (a) for any Interest Period with respect to a Eurodollar Rate Loan, the greater of (i) the rate per annum equal to (A) the British Bankers Association LIBOR Rate as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) (“BBA LIBOR”), at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or (B) if such published rate is not available at such time for any reason, the rate determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank Eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period and (ii) the LIBOR Floor.

(b) For any interest rate calculation with respect to a Base Rate Loan, the rate per annum equal to (i) BBA LIBOR, at approximately 11:00 a.m., London time two Business Days prior to the date of determination (provided that if such day is not a London Business Day, the next preceding London Business Day) for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made, continued or converted by Bank of America and with a term equal to one month would be offered by Bank of America’s London Branch to major banks in the London interbank Eurodollar market at their request at the date and time of determination.

“Senior Secured Notes” means (a) the Maturing Senior Notes, (b) the 2007 Senior Notes, and (c) any Future Senior Secured Notes.

(d) Amendment to Definition of “Consolidated EBITDA”. The definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the two references, in the first proviso of such definition, to “Permitted Acquisitions” with references to “Permitted Acquisitions or Equivalent Dispositions” and (ii) amending and restating in its entirety Subsection (h), as follows:

“(h) reasonable fees, costs and expenses incurred in connection with the Transaction, the restructuring of the Existing Credit Agreement and the Note Purchase Agreement, the Second Amendment and the related amendment to the Note Purchase Agreement, and the refinancing of the Maturing Senior Notes;”

(e) Amendment to Definition of “Consolidated Interest Charges”. The definition of “Consolidated Interest Charges” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the references to “Permitted Acquisitions” with references to “Permitted Acquisitions or Equivalent Dispositions”.

(f) Amendment to Definition of “Consolidated Net Income”. The definition of “Consolidated Net Income” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following immediately after “for any period” in the first line of the definition: “, subject to determinations expressly required to made on a Pro Forma Basis”.

(g) Amendment to Definition of “Investment”. The definition of “Investment” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following immediately preceding the period at the end of the definition: “, or (d) any Exclusive Management Agreement”.

(h) Amendment to Definition of “Permitted Acquisition”. The definition of “Permitted Acquisition” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “or (b)” with “(b) rights from a Domestic Person under any Exclusive Management Agreement, or (c)”.

(i) Amendment to Definition of “Pro Forma Basis”. The definition of “Pro Forma Basis” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “a net asset value of Perpetual Care Trusts multiplied by ten-year Treasury Rate plus 150 basis points and Merchandise Trusts multiplied by five-year Treasury Rate plus 150 basis points” in clause (b) of such definition with the following: “the net asset value thereof multiplied by the yield to maturity of the Barclays Aggregate Bond Index plus 200 basis points (or if such index is not available, a replacement index and margin that is selected by the Operating Company and reasonably satisfactory to the Administrative Agent), but in any case, not less than 5% per annum or more than 7% per annum.

2. Amendment to Section 2.01. Subsection (a) of Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) The Acquisition Borrowings. Subject to the terms and conditions set forth herein, each Acquisition Lender severally agrees to make Acquisition Loans to the Borrowers from time to time, on any Business Day during the Availability Period for the Acquisition Facility, in an aggregate amount not to exceed such Acquisition Lender’s Acquisition Commitment. Each Acquisition Borrowing shall consist of Acquisition Loans made simultaneously by the Acquisition Lenders in accordance with their respective Applicable Percentage of the Acquisition Facility. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Acquisition Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

3. Amendment to Section 2.10. Subsection (a) of Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

4. Amendments to Section 2.14 and 2.15. Subsection (e) of each of Section 2.14 and Section 2.15 of the Credit Agreement is hereby amended by adding the following sentence at the end of each subsection: “In addition, the Borrowers will pay any recording taxes on account of the above described increase (to the extent not previously paid by the Borrowers).”

5. Amendment to Section 2.15. Subsection (a) of Section 2.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) Request for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Acquisition Lenders), the Borrowers may from time to time, request an increase in the Acquisition Facility by an amount (for all such requests) not exceeding Fifty-Seven Million Dollars ($57,000,000); provided that any such request for an increase shall be in a minimum amount of Five Million Dollars ($5,000,000). At the time of sending such notice, the Borrowers (in consultation with the Administrative Agent) shall specify the time period within which each Acquisition Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Acquisition Lenders).

6. Amendment to Section 3.02. Section 3.02 of the Credit Agreement is hereby amended and restated in its entirety as follows:

3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrowers through the Administrative Agent, any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans or, if such notice relates to the unlawfulness or asserted unlawfulness of charging interest based on the Eurodollar Rate, to make Base Rate Loans as to which the interest rate is determined with reference to the Eurodollar Rate shall be suspended until such Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender and Base Rate Loans as to which the interest rate is determined with reference to the Eurodollar Rate to Base Rate Loans as to which the rate of interest is not determined with reference to the Eurodollar Rate, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans or Base Rate Loan. Notwithstanding the foregoing and despite the illegality for such a Lender to make, maintain or fund Eurodollar Rate Loans or Base Rate Loans as to which the interest rate is determined with reference to the Eurodollar Rate, that Lender shall remain committed to make Base Rate Loans as to which the interest rate is not determined with reference to the Eurodollar Rate and shall be entitled to recover interest at the Base Rate. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted.

7. Amendment to Section 3.03. Section 3.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:

3.03 Inability to Determine Rates. If the Required Lenders determine that for any reason in connection with any request for a Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with a Base Rate Loan, or (c) the

Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with a Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrowers and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans and Base Rate Loans as to which the interest rate is determined with reference to the Eurodollar Rate shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein. Notwithstanding the foregoing, that Lenders shall remain committed to make Base Rate Loans as to which the interest rate is not determined by reference to the Eurodollar Rate and shall be entitled to recover interest at the Base Rate.

8. Amendment to Section 6.11. Subsection (a) of Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) The proceeds of the Acquisition Loans shall be utilized by the Borrowers (i) to finance Permitted Acquisitions and related transaction costs, (ii) to finance the purchase and construction of mausoleums and related costs, and (iii) to refinance the Maturing Senior Notes.

9. Amendment to Section 7.11. Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

7.11	Financial Covenants.

(a) Minimum EBITDA. Permit Consolidated EBITDA for any Measurement Period to be less than the sum of (i) $39,000,000 plus (ii) 80% of the aggregate of all Consolidated EBITDA for each Permitted Acquisition completed after the Second Amendment Effective Date (the “Permitted Acquisition Step-Up”).

(b) Minimum Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any Measurement Period ending in any year set forth below, to be less than the ratio set forth to the right of such year.

Year	Required Consolidated Fixed Charge Coverage Ratio
2009 through 2011	1.15x
2012 and thereafter	1.20x

(c) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio for (i) any of the first four Measurement Periods ending on or after the Second Amendment Effective Date, to be greater than 3.75 to 1.0, or (ii) any Measurement Period not described in (i) above, to be greater than 3.50 to 1.0.

(d) Maximum Maintenance Capital Expenditures. Permit the Maintenance Capital Expenditures for any Measurement Period ending in any year set forth below to exceed the amount set forth to the right of such year.

Year	Maximum Maintenance Capital Expenditures
2009 through 2010	$4,200,000
2011	$4,600,000
2012 and thereafter	$5,200,000

(e) SFAS 15 and 159. For the purposes of the calculation of any financial covenant in this Section 7.11, any election by a Credit Party to measure an item of Indebtedness using fair value (as permitted by Statement of Financial Accounting Standards Nos. 15 and 159) shall be disregarded and such determination shall be made as if such election had not been made.

10. Amendment and Restatement of Schedules and Exhibits. Each of the Schedules and Exhibits (other than Exhibit G) to the Credit Agreement, are hereby amended, restated and replaced by the Schedules and Exhibits attached to this Second Amendment.

11. Post-Closing Covenant. Not later than August 31, 2009, the Borrower StoneMor Illinois LLC shall resolve its delinquent property tax issues with respect to its real property in a manner reasonably satisfactory to the Collateral Agent.

12. Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that, as to such Credit Party:

(a) Representations. Each of the representations and warranties of or as to such Credit Party contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except to the extent such representation or warranty was made as of a specific date;

(b) Power and Authority. (i) Such Credit Party has the power and authority under the laws of its jurisdiction of organization and under its organizational documents to enter into and perform this Second Amendment and any other documents which the Administrative Agent requires such Credit Party to deliver hereunder (this Second Amendment and any such additional documents delivered in connection with the Second Amendment are herein referred to as the “Second Amendment Documents”); and (ii) all actions, corporate or otherwise, necessary or appropriate for the due execution and full performance by such Credit Party of the Second Amendment Documents have been adopted and taken and, upon their execution, the Credit Agreement, as amended by this Second Amendment and the other Second Amendment Documents will constitute the valid and binding obligations of such Credit Party enforceable in accordance with their respective terms, except as such enforcement may be limited by any Debtor Relief Law from time to time in effect which affect the enforcement of creditors rights in general and the availability of equitable remedies;

(c) No Violation. The making and performance of the Second Amendment Documents will not (i) contravene, conflict with or result in a breach or default under any applicable law, statute, rule or regulation, or any order, writ, injunction, judgment, ruling or decree of any court, arbitrator or governmental instrumentality, (ii) contravene, constitute a default under, conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other agreement or instrument to which any Credit Party is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) contravene or violate any provision of the certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document, as the case may be, any Credit Party;

(d) No Default. Immediately prior to and after giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing;

(e) No Material Adverse Effect. No Material Adverse Effect has occurred since December 31, 2008; and

(f) Organizational Documents. There have been no changes in the organizational documents of the Credit Parties since August 15, 2007 (or such later date as any such organizational documents were initial adopted), except as described on Annex 1 hereto, certified copies of which have been (i) previously provided to the Administrative Agent or (ii) are attached to the Secretary’s Certificate described in Subsection 10(h) below.

13. Conditions to Effectiveness of Amendment. This Second Amendment shall be effective upon the Administrative Agent’s receipt of the following, each in form and substance reasonably satisfactory to the Administrative Agent:

(a) Second Amendment. This Second Amendment, duly executed by the Credit Parties and the Lenders, together with updated Schedules and Exhibits to the Credit Agreement, as referenced in Section 8 hereof;

(b) Amendment to Intercreditor Agreement. A duly executed first amendment to the Intercreditor Agreement;

(c) Amendment to Note Purchase Agreement and Notes. A duly executed copy of the Second Amendment to Amended and Restated Note Purchase Agreement, dated as of the date hereof, by and among the Credit Parties and the Purchasers (the “NPA Second Amendment”), amending the Note Purchase Agreement, together with copies of the 2007 Senior Notes issued thereunder on the date hereof, if any;

(d) Notes. Notes, duly executed by the Borrowers, for each Lender requesting one;

(e) Financing Statements. Continuation statements in form appropriate for filing to extend and update existing financing statements;

(f) Appraisals and Field Exam. Appraisals for the Borrowers’ properties described on Annex 2 hereto and a completed filed exam of the Borrowers;

(g) Real Property Documents. Modifications with respect to each of the Mortgages, affidavits of no change, bring-down title policies and endorsements and such other related real estate documents as reasonably requested;

(h) Secretary’s Certificate. A master secretary’s certificate for each Credit Party, attaching customary deliveries;

(i) Good Standing Certificates. Subsistence or good standing certificates, and any applicable foreign qualification certificates, for each Credit Party;

(j) Legal Opinions. The legal opinion of Blank Rome with respect to the Credit Parties and opinions of local counsel to the Borrowers in the various states in which the Borrowers operate;

(k) UCC Lien Searches. UCC lien searches of recent date against each of the Credit Parties;

(l) Compliance Certificate. A Compliance Certificate prepared as of the date of this Second Amendment with respect to the Measurement Period ending December 31, 2008;

(m) Borrowing Base Certificate. A Borrowing Base Certificate prepared as of the date of this Second Amendment;

(n) Committed Loan Notice. A Committed Loan Notice for each Loan being requested to be made on the date of this Second Amendment;

(o) Insurance Certificates. Current certificates, or other evidence as may be reasonably requested, of liability and property insurance, listing the Collateral Agent as additional insured, loss payee and mortgagee, as applicable;

(p) Other Fees and Expenses. Payment to the Administrative Agent, in immediately available funds, of all amounts necessary to reimburse the Administrative Agent for the reasonable fees and costs incurred by the Administrative Agent in connection with the preparation and execution of this Second Amendment and any other Credit Document, including, without limitation, all fees and costs incurred by the Administrative Agent’s attorneys;

(q) Consent and Waivers. Copies of any consents or waivers necessary in order for the Credit Parties to comply with or perform any of its covenants, agreements or obligations contained in any agreement which are required as a result of any Credit Party’s execution of this Second Amendment, if any; and

(r) Other Documents and Actions. Such additional agreements, instruments, documents, writings and actions as the Administrative Agent may reasonably request.

14. No Waiver; Ratification. The execution, delivery and performance of this Second Amendment shall not (a) operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, any Credit Document or any Second Amendment Document and the agreements and documents executed in connection therewith or (b) constitute a waiver of any provision thereof. Except as expressly modified hereby, all terms, conditions and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by the Credit Parties. Nothing contained herein constitutes an agreement or obligation by the Administrative Agent or the Lenders to grant any further amendments to any of the Credit Documents.

15. Acknowledgments. To induce the Administrative Agent and the Lenders to enter into this Second Amendment, the Credit Parties acknowledge, agree, warrant, and represent that:

(a) Acknowledgment of Obligations; Collateral; Waiver of Claims. (i) the Credit Documents are valid and enforceable against, and all of the terms and conditions of the Credit Documents are binding on, the Credit Parties; (ii) the liens and security interests granted to the Collateral Agent, on behalf of the Secured Parties, by the Credit Parties pursuant to the Credit Documents are valid, legal and binding, properly recorded or filed and first priority perfected liens and security interests (subject to Permitted Liens); and (iii) the Credit Parties hereby waive any and all defenses, set offs and counterclaims which they, whether jointly or severally, may have or claim to have against each of the Secured Parties as of the date hereof.

(b) No Waiver of Existing Defaults. No Default or Event of Default exists immediately before or immediately after giving effect to this Second Amendment. Nothing in this Second Amendment nor any communication between any Secured Party, any Credit Party or any of their respective officers, agents, employees or representatives shall be deemed to constitute a waiver of (i) any Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect, or (ii) any rights or remedies which any Secured Party has against any Credit Party under the Credit Agreement or any other Credit Document and/or applicable law, with respect to any such Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect.

16. Joinder of New Lenders. Each new Lender signing this Second Amendment hereby acknowledges and agrees, by its execution and delivery of this Second Amendment, that it joins the Credit Agreement as a Lender thereunder, subject to all the rights and responsibilities of a Lender thereunder. Each new Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Second Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements which would be applicable to an assignee under Section 11.06(b)(iii), (v) and (vi) of the Credit Agreement, (iii) from and after the date of this Second Amendment, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Commitments, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by its Commitments and either it, or the Person exercising discretion in making its decision to acquire its Commitments, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Second Amendment and to purchase its Commitments, (vi) it has, independently and without reliance upon the Administrative Agent or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Second Amendment and to provide its Commitments, and (vii) if it is a Foreign Lender, it has provided to the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by it; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents.

17. Reallocation of Loans. On the Second Amendment Effective Date, in order to effectuate any reallocations of Loans necessary to reflect the revised Commitments of the Lenders:

(a) The Borrowers shall prepay (with the proceeds of Revolving Credit Loans received on such date) any Revolving Credit Loans outstanding on the Second Amendment Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Applicable Revolving Credit Percentages arising from any nonratable increase in the Revolving Credit Commitments under the Second Amendment; and

(b) The Borrowers shall prepay any Acquisition Loans (with the proceeds of Acquisition Loans received on such date) outstanding on the Second Amendment Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Acquisition Loans ratable with any revised Applicable Acquisition Percentages arising from any nonratable increase in the Acquisition Commitments under the Second Amendment.

18. Binding Effect. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

19. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to the choice of law doctrine of the Commonwealth of Pennsylvania.

20. Headings. The headings of the sections of this Second Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Second Amendment.

21. Counterparts. This Second Amendment may be executed in any number of counterparts with the same affect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy or by electronic means shall be effective as delivery of a manually executed counterpart of this Second Amendment.

22. Consent to NPA Second Amendment. To the extent that consent of the Lenders is required, the Lenders hereby consent to the NPA Second Amendment.

IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Second Amendment to Amended and Restated Credit Agreement as of the date first above written.

General Partner:

STONEMOR GP LLC

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

Partnership:

STONEMOR PARTNERS L.P.
By:	STONEMOR GP LLC
its General Partner

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

Operating Company:

STONEMOR OPERATING LLC

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

Borrowers’ Signature Page to Second Amendment to Amended and Restated Credit Agreement

Additional Credit Parties

Alleghany Memorial Park Subsidiary, Inc.

Altavista Memorial Park Subsidiary, Inc.

Arlington Development Company

Augusta Memorial Park Perpetual Care Company

Bethel Cemetery Association

Beth Israel Cemetery Association of Woodbridge, New Jersey

Birchlawn Burial Park Subsidiary, Inc.

Cedar Hill Funeral Home, Inc.

Cemetery Investments Subsidiary, Inc.

Clover Leaf Park Cemetery Association

Columbia Memorial Park Subsidiary, Inc.

Cornerstone Family Insurance Services, Inc.

Cornerstone Family Services of New Jersey, Inc.

Cornerstone Family Services of West Virginia Subsidiary, Inc.

Covenant Acquisition Subsidiary, Inc.

Crown Hill Cemetery Association

Eloise B. Kyper Funeral Home, Inc.

Glen Haven Memorial Park Subsidiary, Inc.

Henlopen Memorial Park Subsidiary, Inc.

Henry Memorial Park Subsidiary, Inc.

Highland Memorial Park, Inc.

Hillside Memorial Park Association, Inc.

KIRIS Subsidiary, Inc.

Lakewood/Hamilton Cemetery Subsidiary, Inc.

Lakewood Memory Gardens South Subsidiary, Inc.

Laurel Hill Memorial Park Subsidiary, Inc.

Laurelwood Holding Company

Legacy Estates, Inc.

Locustwood Cemetery Association

Loewen [Virginia] Subsidiary, Inc.

Lorraine Park Cemetery Subsidiary, Inc.

Modern Park Development Subsidiary, Inc.

Northlawn Memorial Gardens

Oak Hill Cemetery Subsidiary, Inc.

Ohio Cemetery Holdings, Inc.

Osiris Holding Finance Company

Osiris Holding of Maryland Subsidiary, Inc.

Osiris Holding of Rhode Island Subsidiary, Inc.

Osiris Management, Inc.

Osiris Telemarketing Corp.

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Borrowers’ Signature Page to Second Amendment to Amended and Restated Credit Agreement

Perpetual Gardens.Com, Inc.

PVD Acquisitions Subsidiary, Inc.

Rockbridge Memorial Gardens Subsidiary Company

Rose Lawn Cemeteries Subsidiary, Incorporated

Roselawn Development Subsidiary Corporation

Russell Memorial Cemetery Subsidiary, Inc.

Shenandoah Memorial Park Subsidiary, Inc.

Sierra View Memorial Park

Southern Memorial Sales Subsidiary, Inc.

Springhill Memory Gardens Subsidiary, Inc.

Star City Memorial Sales Subsidiary, Inc.

Stephen R. Haky Funeral Home, Inc.

Stitham Subsidiary, Incorporated

StoneMor Alabama Subsidiary, Inc.

StoneMor California, Inc.

StoneMor California Subsidiary, Inc.

StoneMor Georgia Subsidiary, Inc.

StoneMor Hawaii Subsidiary, Inc.

StoneMor North Carolina Funeral Services, Inc.

StoneMor Ohio Subsidiary, Inc.

StoneMor Tennessee Subsidiary, Inc.

StoneMor Washington, Inc.

Sunset Memorial Gardens Subsidiary, Inc.

Sunset Memorial Park Subsidiary, Inc.

Temple Hill Subsidiary Corporation

The Valhalla Cemetery Subsidiary Corporation

Virginia Memorial Service Subsidiary Corporation

W N C Subsidiary, Inc.

Wicomico Memorial Parks Subsidiary, Inc.

Willowbrook Management Corp.

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Borrowers’ Signature Page to Second Amendment to Amended and Restated Credit Agreement

Alleghany Memorial Park LLC

Altavista Memorial Park LLC

Bedford County Memorial Park LLC

Birchlawn Burial Park LLC

Blue Ridge Memorial Gardens LLC

Cemetery Investments LLC

Cemetery Management Services, L.L.C.

Cemetery Management Services of Mid-Atlantic States, L.L.C.

Cemetery Management Services of Ohio, L.L.C.

Cemetery Management Services of Pennsylvania, L.L.C.

Chartiers Cemetery LLC

CMS West LLC

CMS West Subsidiary LLC

Columbia Memorial Park LLC

Cornerstone Family Services of West Virginia LLC

Cornerstone Funeral and Cremation Services LLC

Covenant Acquisition LLC

Glen Haven Memorial Park LLC

Green Lawn Memorial Park LLC

Henlopen Memorial Park LLC

Henry Memorial Park LLC

J.V. Walker LLC

Juniata Memorial Park LLC

KIRIS LLC

Lakewood/Hamilton Cemetery LLC

Lakewood Memory Gardens South LLC

Laurel Hill Memorial Park LLC

Laurelwood Cemetery LLC

Loewen [Virginia] LLC

Lorraine Park Cemetery LLC

Melrose Land LLC

Modern Park Development LLC

Mount Lebanon Cemetery LLC

Mt. Airy Cemetery LLC

Oak Hill Cemetery LLC

Osiris Holding of Maryland LLC

Osiris Holding of Pennsylvania LLC

Osiris Holding of Rhode Island LLC

Prospect Hill Cemetery LLC

PVD Acquisitions LLC

Riverside Cemetery LLC

Riverview Memorial Gardens LLC

Rockbridge Memorial Gardens LLC

Rolling Green Memorial Park LLC

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Borrowers’ Signature Page to Second Amendment to Amended and Restated Credit Agreement

Rose Lawn Cemeteries LLC

Roselawn Development LLC

Russell Memorial Cemetery LLC

Shenandoah Memorial Park LLC

Southern Memorial Sales LLC

Springhill Memory Gardens LLC

Star City Memorial Sales LLC

Stitham LLC

StoneMor Alabama LLC

StoneMor Arkansas Subsidiary LLC

StoneMor Cemetery Products LLC

StoneMor Colorado LLC

StoneMor Colorado Subsidiary LLC

StoneMor Florida Subsidiary LLC

StoneMor Georgia LLC

StoneMor Hawaii LLC

StoneMor Hawaiian Joint Venture Group LLC

StoneMor Illinois LLC

StoneMor Illinois Subsidiary LLC

StoneMor Indiana LLC

StoneMor Indiana Subsidiary LLC

StoneMor Iowa LLC

StoneMor Iowa Subsidiary LLC

StoneMor Kansas LLC

StoneMor Kansas Subsidiary LLC

StoneMor Kentucky LLC

StoneMor Kentucky Subsidiary LLC

StoneMor Michigan LLC

StoneMor Michigan Subsidiary LLC

StoneMor Missouri LLC

StoneMor Missouri Subsidiary LLC

StoneMor North Carolina LLC

StoneMor North Carolina Subsidiary LLC

StoneMor Ohio LLC

StoneMor Oregon LLC

StoneMor Oregon Subsidiary LLC

StoneMor Pennsylvania LLC

StoneMor Pennsylvania Subsidiary LLC

StoneMor Puerto Rico LLC

StoneMor Puerto Rico Subsidiary LLC

StoneMor South Carolina LLC

StoneMor South Carolina Subsidiary LLC

StoneMor Washington Subsidiary LLC

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Borrowers’ Signature Page to Second Amendment to Amended and Restated Credit Agreement

Sunset Memorial Gardens LLC

Sunset Memorial Park LLC

Temple Hill LLC

The Coraopolis Cemetery LLC

The Prospect Cemetery LLC

The Valhalla Cemetery Company LLC

Tioga County Memorial Gardens LLC

Tri-County Memorial Gardens LLC

Twin Hills Memorial Park and Mausoleum LLC

Virginia Memorial Service LLC

WNCI LLC

Westminster Cemetery LLC

Wicomico Memorial Parks LLC

Woodlawn Memorial Gardens LLC

Woodlawn Memorial Park LLC

Woodlawn Memorial Park Subsidiary LLC

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Borrowers’ Signature Page to Second Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Anne Zeschke
Name:	Anne Zeschke
Title:	Vice President

Administrative Agent’s Signature Page to Second Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender,
L/C Issuer and Swing Line Lender

By:	/s/ Kenneth G. Wood
Name:	Kenneth G. Wood
Title:	Senior Vice President

Lender’s Signature Page to Second Amendment to Amended and Restated Credit Agreement

SOVEREIGN BANK

By:	/s/ Daniel R. Vereb
Name:	Daniel R. Vereb
Title:	Vice President

Lender’s Signature Page to Second Amendment to Amended and Restated Credit Agreement

TD BANK, N.A.

By:	/s/ Peter L. Davis
Name:	Peter L. Davis
Title:	SVP

Lender’s Signature Page to Second Amendment to Amended and Restated Credit Agreement

CAPITAL ONE, N.A.

By:	/s/ Allison Sardo
Name:	Allison Sardo
Title:	Vice President

Lender’s Signature Page to Second Amendment to Amended and Restated Credit Agreement

HARLEYSVILLE NATIONAL BANK AND TRUST COMPANY

By:	/s/ Henry G. Kush Jr.
Name:	Henry G. Kush Jr.
Title:	V.P.

Lender’s Signature Page to Second Amendment to Amended and Restated Credit Agreement

SUN NATIONAL BANK

By:	/s/ Philip S. Ward
Name:	Philip S. Ward
Title:	Senior Vice President

Lender’s Signature Page to Second Amendment to Amended and Restated Credit Agreement

TRISTATE CAPITAL BANK

By:	/s/ Kent Nelson
Name:	Kent Nelson
Title:	SVP

Lender’s Signature Page to Second Amendment to Amended and Restated Credit Agreement

SUSQUEHANNA BANK

By:	/s/ Jerald C. Goodwin
Name:	Jerald C. Goodwin
Title:	Vice President

Lender’s Signature Page to Second Amendment to Amended and Restated Credit Agreement

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Acquisition Commitment	Revolving Credit Commitment	Percentages
Bank of America, N.A.	$19,675,068.49	$10,300,316.13	21.744928995%

TD Bank, N.A.	$23,502,686.08	$9,473,129.61	23.921520268%

Sovereign Bank	$12,206,492.00	$7,692,307.69	14.435110403%

Capital One, N.A.	$12,945,205.48	$2,054,794.52	10.881392818%

Harleysville National Bank and Trust Company	$8,630,136.99	$1,369,863.01	7.254261879%

Sun National Bank	$8,630,136.99	$1,369,863.01	7.254261879%

TriState Capital Bank	$8,630,136.99	$1,369,863.01	7.254261879%

Susquehanna Bank	$8,630,136.99	$1,369,863.01	7.254261879%

Total	$102,850,000	$35,000,000	100.000000000%

SCHEDULE 11.02

ADMINISTRATIVE AGENT’S OFFICE,

CERTAIN ADDRESSES FOR NOTICES

STONEMOR OPERATING LLC:

311 Veterans Highway, Suite B

Levittown, PA 19056

Attention: William Shane, President

Telephone: (215) 826-2800

Fax: (215) 826-2851

Electronic Mail: wshane@stonemor.com

Website Address: http://www.stonemor.com

U.S. Taxpayer Identification Number: 90-0182025

ADMINISTRATIVE AGENT:

Lender (Including Swingline):

Bank of America, N.A.

Four Penn Center - Suite 1100

1600 JFK Blvd

Mail Code: PA7-188-11-01

Philadelphia PA 19103

Attention: Kenneth Wood

Telephone: 267.675.0209

Fax: 212.548.8941

Electronic Mail: kenneth.g.wood@bankofamerica.com

Administrative Agent’s Office:

(for payments and Requests for Credit Extensions):

Bank of America, N.A.

One Independence Center

101 N Tryon St.

Mail Code: NC1-001-04-39

Charlotte, NC 28255-0001

Attention: Brian Greuling

Telephone: 980.386.3767

Fax: 704.683-9368

Electronic Mail: brian.t.greuling@bankofamerica.com

Account No.: 136-621-225-0600

Bank of America, New York, NY

Ref: Stonemor Operating

ABA# 026009593

Account Name: Corporate Credit Services, Charlotte, NC

Other Notices as Administrative Agent:

(Financial Reporting, Borrowing Bases, Compliance Certificates, etc)

Bank of America, N.A.

Agency Management

231 South LaSalle Street

Mail Code: IL1-231-10-41

Chicago, IL 60604

Attention: Laura Call

Telephone: 312.828.3559

Fax: 312.828.3559

Electronic Mail: laura.call@bankofamerica.com

With a copy to:

Bank of America, N.A.

Four Penn Center - Suite 1100

1600 JFK Blvd

Mail Code: PA7-188-11-01

Philadelphia PA 19103

Attention: Kenneth Wood

Telephone: 267.675.0209

Fax: 212.548.8941

Electronic Mail: kenneth.g.wood@bankofamerica.com

L/C ISSUER:

Standby Letters of Credit:

Bank of America, N.A.

Trade Operations

One Fleet Way

Mail Code: PA6-580-02-30

Scranton, PA 18507

Attention: Alfonso (Al) Malave

Telephone: 570.330.4212

Fax: 570.330.4186

Electronic Mail: alfonso.malave@bankofamerica.com

EXHIBIT A

FORM OF COMMITTED LOAN NOTICE

Date:                     ,

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated August 25, 2007, as amended (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”) among StoneMor Operating LLC, a Delaware limited liability company (the “Operating Company”), each of the subsidiaries of the Operating Company, StoneMor GP LLC, a Delaware limited liability company, StoneMor Partners L.P., a Delaware limited liability partnership, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby requests (select one):

☐	A Borrowing of [Revolving Credit][Acquisition] Loans

☐	A conversion or continuation of [Revolving Credit][Acquisition] Loans

1.	On (a Business Day).

2.	In the amount of $ .

3.	Comprised of
[Type of Loan requested]

4.	For Eurodollar Rate Loans: with an Interest Period of months.

Form of Committed Loan Notice

A-1

The Operating Company hereby represents and warrants that the conditions specified in Sections 4.02 shall be satisfied on and as of the date of the above requested Credit Extension.

STONEMOR OPERATING LLC

By:
Name:
Title:

Form of Committed Loan Notice

A-2

EXHIBIT B

FORM OF SWING LINE LOAN NOTICE

Date:                     ,

To:	Bank of America, N.A., as Swing Line Lender
Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated August 25, 2007, as amended (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), among StoneMor Operating LLC, a Delaware limited liability company (the “Operating Company”), each of the subsidiaries of the Operating Company, StoneMor GP LLC, a Delaware limited liability company, StoneMor Partners L.P., a Delaware limited liability partnership, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby requests a Swing Line Loan:

1.	On (a Business Day).

2.	In the amount of $ .

The Operating Company hereby represents and warrants that the conditions specified in Sections 4.02 shall be satisfied on and as of the date of the above requested Credit Extension.

STONEMOR OPERATING LLC

By:
Name:
Title:

Form of Swing Line Loan Notice

B-1

EXHIBIT C-1

FORM OF ACQUISITION NOTE

U.S. $	Philadelphia, Pennsylvania
, 20

FOR VALUE RECEIVED, each of undersigned borrowers (individually a “Borrower”, and collectively the “Borrowers”), hereby promises to pay to the order of [                    ] or its permitted registered assigns (the “Lender”), in lawful money of the United States of America in immediately available funds on the Maturity Date of the Acquisition Facility, the principal sum of                      U.S. DOLLARS ($                    ) or, if less, the unpaid principal amount of all Acquisition Loans made by the Lender pursuant to the Credit Agreement (as defined below), payable at such times and in such amounts as are specified in the Credit Agreement.

Each Borrower promises also to pay interest on the unpaid principal amount of each Acquisition Loan made by the Lender in like money from the date hereof until paid at the rates and at the times provided in Section 2.08 of the Credit Agreement.

This Note is one of the Acquisition Notes referred to in the Amended and Restated Credit Agreement, dated August 15, 2007, as amended (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among StoneMor Operating LLC, a Delaware limited liability company (the “Operating Company”), each of the Subsidiaries of the Operating Company (each individually a “Borrower” and collectively, the “Borrowers”), StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), StoneMor Partners L.P., a Delaware limited liability partnership (the “Partnership”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, and is entitled to the benefits of the Credit Agreement and of the other Credit Documents. Terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement. This Note is secured by the Security Documents and is entitled to the benefits of the Collateral. As provided in the Credit Agreement, this Note is subject to voluntary and mandatory repayment prior to the Maturity Date of the Acquisition Facility, in whole or in part, and Acquisition Loans may be converted from one Type into another Type to the extent provided in the Credit Agreement.

In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement. All obligations of the Borrowers hereunder (other than the Controlled Non-Profits) shall be joint and several.

Each Borrower hereby waives the requirements of demand, presentment, protest, notice of protest and dishonor and all other demands or notices of any kind in connection with the delivery, acceptance, performance, default, dishonor or enforcement of this Note.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE COMMONWEALTH; PROVIDED THAT THE LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

Form of Acquisition Note

C-1-1

THE BORROWERS AND THE LENDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OF CAUSE OF ACTION ARISING UNDER THIS NOTE OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Notwithstanding anything to the contrary contained in this Note or the other Credit Documents, each Controlled Non-Profit shall be liable only for that portion of the Obligations evidenced by (i) any Loan or other extension of credit made to, or for the benefit of, such entity under any other Credit Documents, (ii) any loan, advance or other distribution to such entity of proceeds of any Loan or other extension of credit made to other Borrower hereunder, and (iii) its proportionate share of all Loans and other extensions of credit made hereunder to fund any administrative or other management related fees, costs and expenses of the General Partner, the Partnership, the Operating Company or any Borrower providing such services to such Controlled Non-Profits pursuant to a Cemetery Management Agreement; and the Collateral of such Controlled Non-Profit shall only secure, or be utilized to repay, such portion of the Obligations described above.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Form of Acquisition Note

C-1-2

IN WITNESS WHEREOF, and intending to be legally bound hereby, each Borrower has caused this Acquisition Note to be executed by its duly authorized officer as of the day and year first written above.

STONEMOR GP LLC

By:
Paul Waimberg, Vice President

STONEMOR PARTNERS L.P.
	By:	STONEMOR GP LLC
its General Partner

By:
Paul Waimberg, Vice President

STONEMOR OPERATING LLC

By:
Paul Waimberg, Vice President

Form of Acquisition Note

C-1-3

Additional Credit Parties

Alleghany Memorial Park Subsidiary, Inc.

Altavista Memorial Park Subsidiary, Inc.

Arlington Development Company

Augusta Memorial Park Perpetual Care Company

Bethel Cemetery Association

Beth Israel Cemetery Association of Woodbridge, New Jersey

Birchlawn Burial Park Subsidiary, Inc.

Cedar Hill Funeral Home, Inc.

Cemetery Investments Subsidiary, Inc.

Clover Leaf Park Cemetery Association

Columbia Memorial Park Subsidiary, Inc.

Cornerstone Family Insurance Services, Inc.

Cornerstone Family Services of New Jersey, Inc.

Cornerstone Family Services of West Virginia Subsidiary, Inc.

Covenant Acquisition Subsidiary, Inc.

Crown Hill Cemetery Association

Eloise B. Kyper Funeral Home, Inc.

Glen Haven Memorial Park Subsidiary, Inc.

Henlopen Memorial Park Subsidiary, Inc.

Henry Memorial Park Subsidiary, Inc.

Highland Memorial Park, Inc.

Hillside Memorial Park Association, Inc.

KIRIS Subsidiary, Inc.

Lakewood/Hamilton Cemetery Subsidiary, Inc.

Lakewood Memory Gardens South Subsidiary, Inc.

Laurel Hill Memorial Park Subsidiary, Inc.

Laurelwood Holding Company

Legacy Estates, Inc.

Locustwood Cemetery Association

Loewen [Virginia] Subsidiary, Inc.

Lorraine Park Cemetery Subsidiary, Inc.

Modern Park Development Subsidiary, Inc.

Northlawn Memorial Gardens

Oak Hill Cemetery Subsidiary, Inc.

Ohio Cemetery Holdings, Inc.

Osiris Holding Finance Company

Osiris Holding of Maryland Subsidiary, Inc.

Osiris Holding of Rhode Island Subsidiary, Inc.

Osiris Management, Inc.

Osiris Telemarketing Corp.

By:
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Form of Acquisition Note

C-1-4

Perpetual Gardens.Com, Inc.

PVD Acquisitions Subsidiary, Inc.

Rockbridge Memorial Gardens Subsidiary Company

Rose Lawn Cemeteries Subsidiary, Incorporated

Roselawn Development Subsidiary Corporation

Russell Memorial Cemetery Subsidiary, Inc.

Shenandoah Memorial Park Subsidiary, Inc.

Sierra View Memorial Park

Southern Memorial Sales Subsidiary, Inc.

Springhill Memory Gardens Subsidiary, Inc.

Star City Memorial Sales Subsidiary, Inc.

Stephen R. Haky Funeral Home, Inc.

Stitham Subsidiary, Incorporated

StoneMor Alabama Subsidiary, Inc.

StoneMor California, Inc.

StoneMor California Subsidiary, Inc.

StoneMor Georgia Subsidiary, Inc.

StoneMor Hawaii Subsidiary, Inc.

StoneMor North Carolina Funeral Services, Inc.

StoneMor Ohio Subsidiary, Inc.

StoneMor Tennessee Subsidiary, Inc.

StoneMor Washington, Inc.

Sunset Memorial Gardens Subsidiary, Inc.

Sunset Memorial Park Subsidiary, Inc.

Temple Hill Subsidiary Corporation

The Valhalla Cemetery Subsidiary Corporation

Virginia Memorial Service Subsidiary Corporation

W N C Subsidiary, Inc.

Wicomico Memorial Parks Subsidiary, Inc.

Willowbrook Management Corp.

By:
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Form of Acquisition Note

C-1-5

Alleghany Memorial Park LLC

Altavista Memorial Park LLC

Bedford County Memorial Park LLC

Birchlawn Burial Park LLC

Blue Ridge Memorial Gardens LLC

Cemetery Investments LLC

Cemetery Management Services, L.L.C.

Cemetery Management Services of Mid-Atlantic States, L.L.C.

Cemetery Management Services of Ohio, L.L.C.

Cemetery Management Services of Pennsylvania, L.L.C.

Chartiers Cemetery LLC

CMS West LLC

CMS West Subsidiary LLC

Columbia Memorial Park LLC

Cornerstone Family Services of West Virginia LLC

Cornerstone Funeral and Cremation Services LLC

Covenant Acquisition LLC

Glen Haven Memorial Park LLC

Green Lawn Memorial Park LLC

Henlopen Memorial Park LLC

Henry Memorial Park LLC

J.V. Walker LLC

Juniata Memorial Park LLC

KIRIS LLC

Lakewood/Hamilton Cemetery LLC

Lakewood Memory Gardens South LLC

Laurel Hill Memorial Park LLC

Laurelwood Cemetery LLC

Loewen [Virginia] LLC

Lorraine Park Cemetery LLC

Melrose Land LLC

Modern Park Development LLC

Mount Lebanon Cemetery LLC

Mt. Airy Cemetery LLC

Oak Hill Cemetery LLC

Osiris Holding of Maryland LLC

Osiris Holding of Pennsylvania LLC

Osiris Holding of Rhode Island LLC

Prospect Hill Cemetery LLC

PVD Acquisitions LLC

Riverside Cemetery LLC

Riverview Memorial Gardens LLC

Rockbridge Memorial Gardens LLC

Rolling Green Memorial Park LLC

By:
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Form of Acquisition Note

C-1-6

Rose Lawn Cemeteries LLC

Roselawn Development LLC

Russell Memorial Cemetery LLC

Shenandoah Memorial Park LLC

Southern Memorial Sales LLC

Springhill Memory Gardens LLC

Star City Memorial Sales LLC

Stitham LLC

StoneMor Alabama LLC

StoneMor Arkansas Subsidiary LLC

StoneMor Cemetery Products LLC

StoneMor Colorado LLC

StoneMor Colorado Subsidiary LLC

StoneMor Florida Subsidiary LLC

StoneMor Georgia LLC

StoneMor Hawaii LLC

StoneMor Hawaiian Joint Venture Group LLC

StoneMor Illinois LLC

StoneMor Illinois Subsidiary LLC

StoneMor Indiana LLC

StoneMor Indiana Subsidiary LLC

StoneMor Iowa LLC

StoneMor Iowa Subsidiary LLC

StoneMor Kansas LLC

StoneMor Kansas Subsidiary LLC

StoneMor Kentucky LLC

StoneMor Kentucky Subsidiary LLC

StoneMor Michigan LLC

StoneMor Michigan Subsidiary LLC

StoneMor Missouri LLC

StoneMor Missouri Subsidiary LLC

StoneMor North Carolina LLC

StoneMor North Carolina Subsidiary LLC

StoneMor Ohio LLC

StoneMor Oregon LLC

StoneMor Oregon Subsidiary LLC

StoneMor Pennsylvania LLC

StoneMor Pennsylvania Subsidiary LLC

StoneMor Puerto Rico LLC

StoneMor Puerto Rico Subsidiary LLC

StoneMor South Carolina LLC

StoneMor South Carolina Subsidiary LLC

StoneMor Washington Subsidiary LLC

By:
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Form of Acquisition Note

C-1-7

Sunset Memorial Gardens LLC

Sunset Memorial Park LLC

Temple Hill LLC

The Coraopolis Cemetery LLC

The Prospect Cemetery LLC

The Valhalla Cemetery Company LLC

Tioga County Memorial Gardens LLC

Tri-County Memorial Gardens LLC

Twin Hills Memorial Park and Mausoleum LLC

Virginia Memorial Service LLC

WNCI LLC

Westminster Cemetery LLC

Wicomico Memorial Parks LLC

Woodlawn Memorial Gardens LLC

Woodlawn Memorial Park LLC

Woodlawn Memorial Park Subsidiary LLC

By:
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Form of Acquisition Note

C-1-8

EXHIBIT C-2

FORM OF REVOLVING CREDIT NOTE

U.S. $	Philadelphia, Pennsylvania
, 20

FOR VALUE RECEIVED, each of undersigned borrowers (individually a “Borrower”, and collectively the “Borrowers”), hereby promises to pay to the order of [            ] or its permitted registered assigns (the “Lender”), in lawful money of the United States of America in immediately available funds on the Maturity Date for the Revolving Credit Facility, the principal sum of              U.S. DOLLARS ($            ) or, if less, the unpaid principal amount of all Revolving Credit Loans made by the Lender pursuant to the Credit Agreement (as defined below), payable at such times and in such amounts as are specified in the Credit Agreement.

Each Borrower promises also to pay interest on the unpaid principal amount of each Revolving Credit Loan made by the Lender in like money from the date hereof until paid at the rates and at the times provided in Section 2.08 of the Credit Agreement.

This Note is one of the Revolving Credit Notes referred to in the Amended and Restated Credit Agreement, dated August 15, 2007, as amended (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among StoneMor Operating LLC, a Delaware limited liability company (the “Operating Company”), each of the Subsidiaries of the Operating Company (each individually a “Borrower” and collectively, the “Borrowers”), StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), StoneMor Partners L.P., a Delaware limited liability partnership (the “Partnership”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, and is entitled to the benefits of the Credit Agreement and of the other Credit Documents. Terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement. This Note is secured by the Security Documents and is entitled to the benefits of the Collateral. As provided in the Credit Agreement, this Note is subject to voluntary and mandatory repayment prior to the Maturity Date for the Revolving Credit Facility, in whole or in part, and Revolving Credit Loans may be converted from one Type into another Type to the extent provided in the Credit Agreement.

In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement. All obligations of the Borrowers hereunder (other than the Controlled Non-Profits) shall be joint and several.

Each Borrower hereby waives the requirements of demand, presentment, protest, notice of protest and dishonor and all other demands or notices of any kind in connection with the delivery, acceptance, performance, default, dishonor or enforcement of this Note.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE COMMONWEALTH; PROVIDED THAT THE LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

Form of Revolving Credit Note

C-2-1

THE BORROWERS AND THE LENDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OF CAUSE OF ACTION ARISING UNDER THIS NOTE OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Notwithstanding anything to the contrary contained in this Note or the other Credit Documents, each Controlled Non-Profit shall be liable only for that portion of the Obligations evidenced by (i) any Loan or other extension of credit made to, or for the benefit of, such entity under any other Credit Documents, (ii) any loan, advance or other distribution to such entity of proceeds of any Loan or other extension of credit made to other Borrower hereunder, and (iii) its proportionate share of all Loans and other extensions of credit made hereunder to fund any administrative or other management related fees, costs and expenses of the General Partner, the Partnership, the Operating Company or any Borrower providing such services to such Controlled Non-Profits pursuant to a Cemetery Management Agreement; and the Collateral of such Controlled Non-Profit shall only secure, or be utilized to repay, such portion of the Obligations described above.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Form of Revolving Credit Note

C-2-2

IN WITNESS WHEREOF, and intending to be legally bound hereby, each Borrower has caused this Revolving Credit Note to be executed by its duly authorized officer as of the day and year first written above.

STONEMOR GP LLC

By:
Paul Waimberg, Vice President

STONEMOR PARTNERS L.P.

By:	STONEMOR GP LLC
its General Partner

By:
Paul Waimberg, Vice President

STONEMOR OPERATING LLC

By:
Paul Waimberg, Vice President

Form of Revolving Credit Note

C-2-3

Additional Credit Parties

Alleghany Memorial Park Subsidiary, Inc.

Altavista Memorial Park Subsidiary, Inc.

Arlington Development Company

Augusta Memorial Park Perpetual Care Company

Bethel Cemetery Association

Beth Israel Cemetery Association of Woodbridge, New Jersey

Birchlawn Burial Park Subsidiary, Inc.

Cedar Hill Funeral Home, Inc.

Cemetery Investments Subsidiary, Inc.

Clover Leaf Park Cemetery Association

Columbia Memorial Park Subsidiary, Inc.

Cornerstone Family Insurance Services, Inc.

Cornerstone Family Services of New Jersey, Inc.

Cornerstone Family Services of West Virginia Subsidiary, Inc.

Covenant Acquisition Subsidiary, Inc.

Crown Hill Cemetery Association

Eloise B. Kyper Funeral Home, Inc.

Glen Haven Memorial Park Subsidiary, Inc.

Henlopen Memorial Park Subsidiary, Inc.

Henry Memorial Park Subsidiary, Inc.

Highland Memorial Park, Inc.

Hillside Memorial Park Association, Inc.

KIRIS Subsidiary, Inc.

Lakewood/Hamilton Cemetery Subsidiary, Inc.

Lakewood Memory Gardens South Subsidiary, Inc.

Laurel Hill Memorial Park Subsidiary, Inc.

Laurelwood Holding Company

Legacy Estates, Inc.

Locustwood Cemetery Association

Loewen [Virginia] Subsidiary, Inc.

Lorraine Park Cemetery Subsidiary, Inc.

Modern Park Development Subsidiary, Inc.

Northlawn Memorial Gardens

Oak Hill Cemetery Subsidiary, Inc.

Ohio Cemetery Holdings, Inc.

Osiris Holding Finance Company

Osiris Holding of Maryland Subsidiary, Inc.

Osiris Holding of Rhode Island Subsidiary, Inc.

Osiris Management, Inc.

Osiris Telemarketing Corp.

By:
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Form of Revolving Credit Note

C-2-4

Perpetual Gardens.Com, Inc.

PVD Acquisitions Subsidiary, Inc.

Rockbridge Memorial Gardens Subsidiary Company

Rose Lawn Cemeteries Subsidiary, Incorporated

Roselawn Development Subsidiary Corporation

Russell Memorial Cemetery Subsidiary, Inc.

Shenandoah Memorial Park Subsidiary, Inc.

Sierra View Memorial Park

Southern Memorial Sales Subsidiary, Inc.

Springhill Memory Gardens Subsidiary, Inc.

Star City Memorial Sales Subsidiary, Inc.

Stephen R. Haky Funeral Home, Inc.

Stitham Subsidiary, Incorporated

StoneMor Alabama Subsidiary, Inc.

StoneMor California, Inc.

StoneMor California Subsidiary, Inc.

StoneMor Georgia Subsidiary, Inc.

StoneMor Hawaii Subsidiary, Inc.

StoneMor North Carolina Funeral Services, Inc.

StoneMor Ohio Subsidiary, Inc.

StoneMor Tennessee Subsidiary, Inc.

StoneMor Washington, Inc.

Sunset Memorial Gardens Subsidiary, Inc.

Sunset Memorial Park Subsidiary, Inc.

Temple Hill Subsidiary Corporation

The Valhalla Cemetery Subsidiary Corporation

Virginia Memorial Service Subsidiary Corporation

W N C Subsidiary, Inc.

Wicomico Memorial Parks Subsidiary, Inc.

Willowbrook Management Corp.

By:
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Form of Revolving Credit Note

C-2-5

Alleghany Memorial Park LLC

Altavista Memorial Park LLC

Bedford County Memorial Park LLC

Birchlawn Burial Park LLC

Blue Ridge Memorial Gardens LLC

Cemetery Investments LLC

Cemetery Management Services, L.L.C.

Cemetery Management Services of Mid-Atlantic States, L.L.C.

Cemetery Management Services of Ohio, L.L.C.

Cemetery Management Services of Pennsylvania, L.L.C.

Chartiers Cemetery LLC

CMS West LLC

CMS West Subsidiary LLC

Columbia Memorial Park LLC

Cornerstone Family Services of West Virginia LLC

Cornerstone Funeral and Cremation Services LLC

Covenant Acquisition LLC

Glen Haven Memorial Park LLC

Green Lawn Memorial Park LLC

Henlopen Memorial Park LLC

Henry Memorial Park LLC

J.V. Walker LLC

Juniata Memorial Park LLC

KIRIS LLC

Lakewood/Hamilton Cemetery LLC

Lakewood Memory Gardens South LLC

Laurel Hill Memorial Park LLC

Laurelwood Cemetery LLC

Loewen [Virginia] LLC

Lorraine Park Cemetery LLC

Melrose Land LLC

Modern Park Development LLC

Mount Lebanon Cemetery LLC

Mt. Airy Cemetery LLC

Oak Hill Cemetery LLC

Osiris Holding of Maryland LLC

Osiris Holding of Pennsylvania LLC

Osiris Holding of Rhode Island LLC

Prospect Hill Cemetery LLC

PVD Acquisitions LLC

Riverside Cemetery LLC

Riverview Memorial Gardens LLC

Rockbridge Memorial Gardens LLC

Rolling Green Memorial Park LLC

By:
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Form of Revolving Credit Note

C-2-6

Rose Lawn Cemeteries LLC

Roselawn Development LLC

Russell Memorial Cemetery LLC

Shenandoah Memorial Park LLC

Southern Memorial Sales LLC

Springhill Memory Gardens LLC

Star City Memorial Sales LLC

Stitham LLC

StoneMor Alabama LLC

StoneMor Arkansas Subsidiary LLC

StoneMor Cemetery Products LLC

StoneMor Colorado LLC

StoneMor Colorado Subsidiary LLC

StoneMor Florida Subsidiary LLC

StoneMor Georgia LLC

StoneMor Hawaii LLC

StoneMor Hawaiian Joint Venture Group LLC

StoneMor Illinois LLC

StoneMor Illinois Subsidiary LLC

StoneMor Indiana LLC

StoneMor Indiana Subsidiary LLC

StoneMor Iowa LLC

StoneMor Iowa Subsidiary LLC

StoneMor Kansas LLC

StoneMor Kansas Subsidiary LLC

StoneMor Kentucky LLC

StoneMor Kentucky Subsidiary LLC

StoneMor Michigan LLC

StoneMor Michigan Subsidiary LLC

StoneMor Missouri LLC

StoneMor Missouri Subsidiary LLC

StoneMor North Carolina LLC

StoneMor North Carolina Subsidiary LLC

StoneMor Ohio LLC

StoneMor Oregon LLC

StoneMor Oregon Subsidiary LLC

StoneMor Pennsylvania LLC

StoneMor Pennsylvania Subsidiary LLC

StoneMor Puerto Rico LLC

StoneMor Puerto Rico Subsidiary LLC

StoneMor South Carolina LLC

StoneMor South Carolina Subsidiary LLC

StoneMor Washington Subsidiary LLC

By:
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Form of Revolving Credit Note

C-2-7

Sunset Memorial Gardens LLC

Sunset Memorial Park LLC

Temple Hill LLC

The Coraopolis Cemetery LLC

The Prospect Cemetery LLC

The Valhalla Cemetery Company LLC

Tioga County Memorial Gardens LLC

Tri-County Memorial Gardens LLC

Twin Hills Memorial Park and Mausoleum LLC

Virginia Memorial Service LLC

WNCI LLC

Westminster Cemetery LLC

Wicomico Memorial Parks LLC

Woodlawn Memorial Gardens LLC

Woodlawn Memorial Park LLC

Woodlawn Memorial Park Subsidiary LLC

By:
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Form of Revolving Credit Note

C-2-8

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:             ,

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated August 15, 2007, as amended (as amended, modified or otherwise supplemented from time to time, the “Agreement,”) the terms defined therein being used herein as therein defined), among StoneMor Operating LLC, a Delaware limited liability company (the “Operating Company”), each of the Subsidiaries of the Operating Company (each individually a “Borrower” and collectively, the “Borrowers”), StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), StoneMor Partners L.P., a Delaware limited liability partnership (the “Partnership”, together with the General Partner and the Borrowers, each a “Credit Party” and collectively, the “Credit Parties”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender. Unless otherwise indicated, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                      of the General Partner, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Credit Parties, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Credit Parties have delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Credit Parties ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Credit Parties have delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Credit Parties ended as of the above date. Such consolidated financial statements fairly present in all material respects the financial condition, results of operations and cash flows of the Partnership and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Credit Parties during the accounting period covered by such financial statements.

Form of Compliance Certificate

3. The review described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the fiscal period covered by the financial statements described in paragraph 1 above[, except as set forth below].

4. The representations and warranties of the Credit Parties contained in Article V of the Agreement and all representations and warranties of any Credit Party that are contained in any document furnished at any time under or in connection with the Credit Documents, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5. The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate for the fiscal period covered thereby.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                     ,                     .

STONEMOR GP LLC

By:
Name:
Title:

Form of Compliance Certificate

For the Quarter/Year ended                     ,          (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I.	Section 7.11(a) – Minimum EBITDA.

	A.	Consolidated EBITDA for Measurement Period ending on above date (the “Subject Period”):		$

		1.	Consolidated Net Income of the Partnership and its Subsidiaries for Subject Period:	$

		2.	Consolidated interest expense of the Partnership and its Subsidiaries for Subject Period:	$

		3.	Provision for income taxes for Subject Period:	$

		4.	Depreciation and amortization expenses for Subject Period:	$

		5.	Non-cash cost for Cemetery Property and real property sold for Subject Period:	$

		6.	Any extraordinary losses for Subject Period:	$

		7.	Losses from sales of assets other than inventory and Cemetery Property and real property sold in the ordinary course of business for Subject Period:	$

		8.	Other non-cash items (including, without limitation, one-time charges associated with “cheap stock” compensation expense) for the Subject Period:	$

		9.	Reasonable fees, costs and expenses incurred in connection with the Transaction, the restructuring of the Existing Credit Agreement and the Note Purchase Agreement, the Second Amendment and the related amendment to the Note Purchase Agreement, and the refinancing of the Maturing Senior Notes for the Subject Period:	$

		10.	Any extraordinary gains for the Subject Period:	$

		11.	Gains from sales of assets other than inventory and Cemetery Property and real property sold in the ordinary course of business for the Subject Period:	$

Form of Compliance Certificate

		12.	The amount of non-cash gains (other than as a result of deferral of purchase price with respect to notes or installment sale contracts received in connection with the sales of Cemetery Property) for the Subject Period:	$

		13.	Other non-cash gains for the Subject Period:	$

		14.	Balance Sheet Adjustments	$

		15.	Pro Forma Basis Adjustments	$

		16.	Consolidated EBITDA (Lines I.A.1 + 2 + 3 + 4 + 5 + 6 + 7 + 8 + 9 – 10 – 11 – 12 – 13 +/- 14 +/- 15):	$

	B.	$39,000,000		$

	C.	80% of Permitted Acquisition Step-Up		$

	D.	Minimum required: (Line I.B + I.C)		$

	E.	Excess (deficient) for covenant compliance (Line I.A.16 – I.D):		$

II.	Section 7.11(b) – Minimum Consolidated Fixed Charge Coverage Ratio.

	A.	Consolidated EBITDA for Subject Period (Line I.A.16 above):		$

	B.	Cash dividends or distributions made by the Partnership for Subject Period:		$

	C.	Consolidated Fixed Charges for Subject Period:		$

	D.	Consolidated Fixed Charge Coverage Ratio ((Line II.A – II.B) ÷ Line II.C):		to 1.0

		Minimum required:		1.15 to 1.0 (from 2009 to 2011); 1.20 to 1.0 (from 2012 and thereafter)

III.	Section 7.11(c) - Consolidated Leverage Ratio

Form of Compliance Certificate

	A.	Consolidated Funded Indebtedness for Subject Period:	$

	B.	Consolidated EBITDA for Subject Period (Line I.A.16 above):	$

	C.	Consolidated Leverage Ratio for Subject Period (Line III.A ÷ III.B):	to 1.0

		Maximum permitted:	3.75 to 1.0 (for the Subject Periods ending June 30, 2009 to March 31, 2010); 3.50 to 1.0 (thereafter)

IV.	Section 7.11(d) – Maximum Maintenance Capital Expenditures

	A.	Capital Expenditures of the Partnership and any of its Subsidiaries for Subject Period:	$

	B.	Capital Expenditures of the Partnership and any of its Subsidiaries representing amounts paid in connection with improvements which enhance (as opposed to maintain) the value of property for Subject Period:	$

	C.	Capital Expenditures of the Partnership and any of its Subsidiaries representing amounts paid in connection with the purchase or construction of mausoleums for Subject Period:	$

	D.	Capital Expenditures of the Partnership and any of its Subsidiaries representing amounts paid in connection with Permitted Acquisitions for Subject Period:	$

	E.	Maintenance Capital Expenditures for Subject Period (Line IV.A – (IV.B + C + D):	$

		Maximum permitted:	$4,200,000 (from 2009 to 2010); 4,600,000 (for 2010); 5,200,000 (from 2012 and thereafter)

Form of Compliance Certificate

EXHIBIT E

FORM OF BORROWING BASE CERTIFICATE

[Date]

This Borrowing Base Certificate is furnished to the Administrative Agent and the Lenders pursuant to that certain Amended and Restated Credit Agreement, dated August 15, 2007, as amended, by and among StoneMor Operating LLC (the “Operating Company”), its Subsidiaries, StoneMor GP LLC, StoneMor Partners L.P., the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), as amended (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”). Unless otherwise defined herein, the terms used in this Borrowing Base Certificate have the meanings ascribed thereto in the Credit Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

I am the Chief                      Officer of the Operating Company and I certify, in my capacity as an authorized officer of the Operating Company, the truth, accuracy, and completeness of the following information as of the close of business of the last day of the month of             ,         , as further described on Annex 1 hereto:

I.	Calculation of Borrowing Base

	A.	Calculation of Eligible Receivables is as follows:

		1.	Gross amount of Accounts Receivable of Borrowers (other than Controlled Non-Profits) which are Eligible Receivables on their date of invoice or origination date and continuing until thereafter collected	$

	B.	Calculation of the Borrowing Base is as follows:

		1.	Gross Eligible Receivables (Line I.A.1)	$

		2.	Ineligible amounts (in each case, pertaining to the Eligible Receivables in Line I.B.1.):

			(a) all collection reserves	$

			(b) (without duplication) all imputed interest earnings	$

			(c) the portion of the Eligible Receivables in Line I.B.1 that are required to be paid into any Trust Account	$

			(d) any unpaid sales commissions	$

			(e) Total of Lines I.B.2(a) through (d)	$

		3.	Line I.B.1 minus Line I.B.2(e)	$

		4.	Borrowing Base (80% of Line I.B.3)	$

Form of Borrowing Base Certificate

E-1

The foregoing certifications are made and delivered this              day of                  20        .

Very truly yours,

STONEMOR OPERATING LLC

By:
Name:
Title:	Chief Officer

Form of Borrowing Base Certificate

E-2

EXHIBIT F

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]1 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]2 hereunder are several and not joint.]3 Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

[1]	For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.
[2]	Select as appropriate.
[3]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

Form of Assignment and Assumption

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.	Borrowers: StoneMor Operating LLC, a Delaware limited liability company (the “Operating Company”), and each of the Subsidiaries of the Operating Company

4.	Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement: The Amended and Restated Credit Agreement dated August 15, 2007, as amended (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrowers, StoneMor GP LLC, a Delaware limited liability company, StoneMor Partners L.P., a Delaware limited liability partnership, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer, and Swing Line Lender

6.	Assigned Interest:

Assignor[s][4]	Assignee[s][5]	Facility Assigned[6]	Aggregate Amount of Commitment/Loans for all Lenders[7]	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans[8]
			$	$		%
			$	$		%
			$	$		%

[7.	Trade Date: ][9]

Effective Date:             , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[4]	List each Assignor, as appropriate.
[5]	List each Assignee, as appropriate.
[6]	Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Credit Commitment” or “Acquisition Commitment”).
[7]	Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
[8]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
[9]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Form of Assignment and Assumption

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:

Consented to and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Title:

Consented to:

STONEMOR OPERATING LLC

By:
Title:

Form of Assignment and Assumption

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 11.06(b)(iii), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 11.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

Form of Assignment and Assumption

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the Commonwealth of Pennsylvania.

Form of Assignment and Assumption

EXHIBIT G

FORM OF MORTGAGE MODIFICATION

[Intentionally Omitted]

Form of Mortgage Modification

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EXHIBIT H

FORMS OF APPROVED INSTALLMENT AGREEMENTS

[See Attached]

Forms of Approved Installment Agreements

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EXHIBIT I

FORM OF SELLER SUBORDINATION PROVISION

The provisions set forth below shall be included in any agreement evidencing Seller Subordinated Debt. The terms used herein shall have the meanings set forth in the Amended and Restated Credit Agreement dated August 15, 2007, as amended (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among StoneMor Operating LLC, a Delaware limited liability company (the “Operating Company”), each of the Subsidiaries of the Operating Company (each individually a “Borrower” and collectively, the “Borrowers”), StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), StoneMor Partners L.P., a Delaware limited liability partnership (the “Partnership”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer, and Swing Line Lender.

1. Subordination of Payment. The payment of principal of and interest on any and all Seller Subordinated Debt shall be expressly subordinated to the Obligations, and there shall be no principal payments required on the Seller Subordinated Debt at any time when the Obligations are outstanding. The Seller Subordinated Debt may provide, however, that if no Event of Default or Default under the Credit Agreement has occurred and is continuing at the time any scheduled payments of principal and/or interest on the Seller Subordinated Debt are payable, and such payment would not give rise to an Event of Default or Default under the Credit Agreement, and the Borrowers may pay such scheduled payments of principal and/or interest as the same accrues.

2. Liens and Security Interests. The Borrowers may not provide any collateral to the holder(s) of the Seller Subordinated Debt.

3. Terms. The covenants and other terms of the Seller Subordinated Debt shall be no more favorable to the subordinated creditor than the terms and conditions set forth in the Credit Agreement are to the Lenders.

4. Moratorium on Remedies. The subordinated creditor shall agree not to accelerate, demand, sue for, or commence any collection or enforcement action or proceeding, take, receive, accept or retain any payment or distribution of any character, whether in cash, securities or other property, in respect of the principal of, premium on, or, except to the extent permitted under Paragraph 1 above, interest on, the Seller Subordinated Debt, or any collateral security therefor until the Loans shall have been paid in full with interest, including interest during any bankruptcy or similar proceeding involving any Credit Party, from the date of the filing thereof to the date of distribution (notwithstanding any statute, including without limitation the Bankruptcy Code, any rule of law or bankruptcy procedures to the contrary).

5. Distributions on Insolvency, Etc. The subordinated creditor shall agree that in the event of the institution of and in connection with any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceedings relative to any Credit Party or its property, or of any proceeding for the voluntary liquidation, dissolution or other winding-up of any Credit Party, whether or not involving insolvency or bankruptcy proceedings:

(a) all amounts due under the Credit Agreement shall first be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made in respect of any Seller Subordinated Debt;

Form of Seller Subordination Provisions

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(b) any payment or distribution of any character, whether in cash, securities or other property, which would otherwise be payable or deliverable in respect of any Seller Subordinated Debt (other than reorganization securities that are subordinated to securities received by the Lenders substantially the same terms as those set forth in this Exhibit I) shall be paid or delivered directly to Administrative Agent, until all amounts due under the Credit Agreement shall have been paid in full in cash, with subordinated creditor retaining a right of subrogation to any remaining distributions payable on account of the Credit Agreement after the Lenders have received aggregate distributions in cash equal to all amounts due under the Credit Agreement, and the subordinated creditor shall irrevocably authorize, empower and direct all receivers, trustees, liquidators, conservators and others having authority to effect all such payments and deliveries; and

(c) the subordinated creditor shall agree to execute and deliver to Administrative Agent all such further instruments confirming the authorization referred to in the foregoing clause (b) and all such powers of attorney, proofs of claim, assignments of claim and other instruments and shall take all such other actions as may be reasonably requested by Administrative Agent in order to enable Administrative Agent (on behalf of the Lenders) to enforce all its rights hereunder and all claims of Lenders upon or in respect of the Seller Subordinated Debt , and failing execution of such instruments or taking of such actions by the subordinated creditor, Administrative Agent shall be authorized and empowered to execute and perform the same on behalf of the subordinated creditor.

6. Unauthorized Distributions Held in Trust. The subordinated creditor shall agree that, in the event any payment or distribution of any character, whether in cash, securities or other property, is received by subordinated creditor in contravention of the terms of subordination set forth in this Exhibit I, such payment or distribution shall be held by subordinated creditor, as trustee of an express trust, in trust for the benefit of, and shall be paid over or delivered and transferred to, Administrative Agent for application to all amounts due under the Credit Agreement remaining unpaid until such amounts shall have been paid in full.

7. Notation of Subordination. If the Seller Subordinated Debt is evidenced in whole or part by any promissory note or other instruments, the subordinated creditor shall note on the face thereof or otherwise adequately reference that the same is subject to the subordination provisions required by this Exhibit I.

8. No Modification of Seller Subordinated Debt. The subordinated creditor shall agree that so long as the Credit Agreement remains in effect, subordinated creditor will not modify or amend or permit modification or amendment of the terms and conditions of the Seller Subordinated Debt without obtaining Lenders’ prior written consent thereto unless, as amended, such Seller Subordinated Debt would satisfy all requirements of this Exhibit I.

9. Waiver of Notices. The subordinated creditor shall waive all notices with respect to the Credit Agreement, including, but not limited to, the making of loans or advances to any Credit Party or any extensions, renewals or modifications thereof, releases of collateral security or guarantors or other indulgences of any character, or of the occurrence or declaration of any default or the taking of any collection or enforcement action.

Form of Seller Subordination Provisions

I-2